EXHIBIT 99.1


                             AMERICANWARNER, INC.


                           -----------------------

                               Industry Leading
                               R&D Capabilities

                           -----------------------




SUBSTANTIAL VALUE CREATION


Opportunity for significant multiple expansion

      --   Significant new product growth - over 20 launches (1999-2002)

      --   Broadest platforms in industry (e.g., proteins, vaccines, small molecules)

      --   Broadest technology capabilities (e.g., combinatorial chemistry, structure-based drug design, and high-throughput screening)

      --   Leadership in OTC

      --   Significant synergy and strategic opportunities

            -    Revenue acceleration

            -    Cost synergies

            -    Strategic options

      --   Substantial momentum-based on "best-of-the-best" merger philosophy

Leadership growth rates




AMERICANWARNER R&D - MANAGEMENT PHILOSOPHY


      --   Unified overarching strategy

      --   Single portfolio management process

      --   Single resource allocation system

      --   Clear implementation of project metrics

      --   Elimination of silos

      --   Incentives for collaboration


Flexible, nimble organization to maximize opportunities for innovation and entrepreneurism



A COMMANDING R&D PRESENCE

[graphic containing the following information:]

      Powerful discovery platforms

            --   Small molecules
            --   Proteins
            --   Vaccines

      Over 20 sites across North America, Europe, and Asia

      R&D activity across all 7 major therapeutic areas

      Over $3.0 billion in Pharma R&D spend (2000E)

      Approx. 100 compounds in development

      Over 11,000 R&D personnel (2000E)



CREATING VALUE IN AMERICANWARNER R&D

[graphic containing the following information:]

      Highly complementary activity in at least 4 key therapeutic areas

      Broadest technology platforms/capabilities in industry

      Focused and empowering management philosophy

      World-class partnerships/collaborations

      Deep presence in innovative biopharmaceuticals

Bringing the two companies together unlocks full potential of R&D organizations





LEVERAGING TECHNOLOGY PLATFORMS/CAPABILITIES - EXAMPLES

[graphic containing the following information:]

Small molecule mimetics for proteins (e.g., Factor VIII)

      Small molecules
      HTS/informatics
      Protein therapeutics
      Combinational chemistry
      Genomics
      Structure-based drug design

Therapeutic vaccines (e.g., conjugate and DNA vaccines for cancer viral diseases)

      Gene therapy
      Vaccines
      Protein therapeutics


LEADING-EDGE BIOTECH CAPABILITIES

[graphic containing the following information:]

      Agouron

      --   Structure-based drug design/novel treatments for cancer, AIDS, and other serious diseases

      --   Leading HIV protease inhibitor (VIRACEPT)

      --   Key pipeline programs:  Prinomastat, Remune, Rhinovirus, nnRTI

      Genetics Institute

      --   Recombinant DNA and genomics technologies/focus on hemophilia, tissue repair, immunology, and cancer

      --   Key products:  BENEFIX (hemophilia B), REFACTO (hemophilia),
            NEUMEGA (thrombocytopenia), and BMP




      Immunex

      --   Immunological approaches to inflammation and oncology (e.g., flt-3)

      --   Key products include market-leading TNF inhibitor (ENBREL) and
            LEUKINE

      --   Development focus on cancer, asthma, rheumatoid arthritis, inflammation, and CV

      A biotech powerhouse stronger than any other in the industry




THERAPEUTIC AREA COMPLEMENTARITY

[graphic containing the following information:]

      Major opportunities for upside synergies

      --   CNA
      --   Oncology
      --   Anti-infectives
      --   Cardiovascular


      Additional opportunities for upside synergies

      --   Diabetes
      --   Women's health
      --   Immunology/inflammation
      --   Vaccines


      Other key areas of participation

      --   Ophthalmology
      --   Gastrointestinal
      --   Tissue repair
      --   Hematology

      Multiple opportunities for establishing/enhancing world-class positions in major therapeutic areas





DOMINATING PRESENCE IN CNS COMBINING AHP PSYCHIATRIC AND
W-L NEUROLOGICAL APPROACHES


                 Warner-Lambert          AHP                 Partners

Pain             --Pregabalin            --Minalrestat                    Opportunity
                 --NEURONTIN             --EFFEXOR                        for new
                    combinations                                          combination
                 (3)                                                      therapies
                 --NK1 receptor
                    antagonist
                 --Zenarestat

Sleep            --Potential role of     --SONATA                         Expansion of
                    gabapentinoids       --Benzodiazepine                 current AHP
                                           receptors                      presence


Anxiety/         --Pregabalin
depression       --Igmesine              --SSRI/5HT1a     --CoCenSys      Unique product
                                         --Potential      (Neurosteroids) positioning/
                                           combinations   -Millennium     combination
                                           with                           opportunities
                                           EFFEXOR


Epilepsy/        --NMDA receptor         --GKE-841        --Neurogen      Optimize
Parkinson's         antagonist              (novel        --CoCenSys      approaches
                 --Pregabalin            antiepileptic)   --ASTA          going
                                                            Medica        forward

Basic research   --Schizophrenia         --Estrogen       --Millennium    Build
                 --Amyloid and             therapies      --Sequana/Axys  capabilities
                    pathogenesis           for            --Neurocrine    in chronic
                 --NK/dopamine             Alzheimer's      BioSciences   neuro-
                    receptor             --Neuro-                         degenerative
                    antagonists            degenerative                   diseases
                                           research
                                         --Glutamate
                                           transporters
                                         --Serotonin
                                           receptors





LEADERSHIP IN NEW BIOLOGICAL APPROACHES TO ONCOLOGY



                 Warner-Lambert          AHP              Partners
Cell cycle       --W-L/Agouron           --CCI            --Onyx           Industry leader
inhibition       expertise                 (rapamycin                      in cell cycle
(cytostatics)-                              analog)                        regulation
                                         --Discovery
                                           research

Signal            --MEK-1                --EKI-EGF        --Genentech      Novel
transduction      --EGF receptor           receptor                        applications of
                     kinase                kinase                          genomics
                                         --TRAIL
                                         --ERA-923

Anti             --Late-stage            --Early stage                     Opportunity to
angio-genesis       MMP                    MMPIs                           optimize
                  (prinomastat)                                            MMP programs

Biologicals      --Gene-therapy          --Immunotherap   --Onyx           Unique
                    capabilities           eutics           (gene          opportunities
                 --Onyx-015                (Immunex)        delivery       for novel
                                         --flt-3 ligand     vectors)       therapeutics
                                           (Mobist)
                                         --IL-11
                                           (Neumega)

Cytotoxics       --Novel                 --Antibody                        New horizons in
                    cytotoxics             conjugates                      cytotoxics
                    -  CI-1006             (calicheamicin
                    -  GART                  platform)
                    inhibitor              --CYA-246
                                             (cytokine
                                             inducer)




EXAMPLES OF CURRENT BIOTECH ALLIANCES                       PARTIAL LISTING
                                                            * Example areas of
                                                              upside synergy




            Warner-Lambert                       American Home Products

Affymetrix*          Lexicon Genetics    Affymetrix*        Imclone
Allergan             Ligand*             AlphaVax           Millennium*
Amersham*            Metabolex*          Aquila             NanoSystems
Aurora               NanoSystems         ArQule*            Neurocrine
Biosciences*                                                Biosciences*
BASF                 Onyx*               Aviron             Neurogen
Berlex               Peptide             Bactex             Q-One Biotech
                     Therapeutics
CoCenSys*            Sanger Centre*      BioDelivery        Research Corp
                                         Sciences           Technologies
Compugen*            Sciemagix           Biogen             RIBI Immunochem
                                                            Research/Corixa
GenVec               Sequana             Biostar            Sibia
                      (AxyS)*                               Biosciences
Genzyme              SynPhar             Cambridge          SIGA
                                         Antibody
                                         Technologies*
IRJ/Meristem*        Third Wave          CellTech
                     Technology
LeukoSite*           Trega               CoCenSys*
                     Unigene             Genset SA
                     Xenova              Icelandic
                                         Biopharmaceutical
                                         Group

World class roster of partnerships




UPSIDE SYNERGIES THROUGH ALLIANCES                                    EXAMPLES

      [graphic containing the following information:]


      ARQULE
      AXYS
      ALANEX

Complementary combinatorial chemistry capabilities


   [graphic containing the following information:]

      AFFYMETRIX
      COMPUGEN
      MILLENNIUM/NETGENICS

Complementary bioinformatics and chip design capabilities


 Multiple opportunities to leverage complementary alliances to build upon industry leading basic discovery capabilities

  --Combinatorial chemistry              --Structural biology
  --Genomics                             --Informatics
  --High-throughput screening




INNOVATIVE APPROACHES FOR PREVENTION AND TREATMENT OF INFECTIOUS
DISEASES

   [chart and graphics containing the following information:]


                Warner-Lambert       AHP               Partners

Respiratory     --Rhinovirus        --Vaccines         --Aviron       Leadership
                (Agouron)             - PREVNAR                       positions in
                  - AG-7088           - FLUMIST                       respiratory
                  - Oral              - MENINGITEC                    infections,
                   rhinovirus         - Respiratory                   vaccines
                                        syncytial
                                        virus(RSV)
                                      - Parainfluenza
                                        virus (PIV)

HIV             --Protease          --Apollon naked    --Immune       Complementary
                inhibitors in         DNA vaccines      Response      novel
                development and     --Immunex flt-3     Corporation   therapeutics
                marketed              (Mobist)                        for HIV (e.g.
                (VIRACEPT)          --IL-12 and                        vaccines)
                --Remune              other
                --nnRTIs in           adjuvants
                development
                and marketed
                (RESCRIPTOR)

Anti bacterials --Target            --GAR -            --Millennium   Synergistic drug
                discovery           tetracycline for   (basic         discovery
                for novel, broad    resistant          genomics)      platforms
                spectrum            strains
                compounds           --Natural
                (functional         products
                genomics)           screening


Other           --Discovery         --Small molecules                 Broad spectrum
viral           programs (e.g.,     (e.g., RSV)                       of activity in
diseases        HCV)                --Vaccines (e.g.,                 anti-virals
                                    HSV)


EXPANDING LEADERSHIP ACROSS MAJOR CV DISEASE AREAS

          [chart and graphics containing the following information:]

                 Warner-Lambert         AHP          Partners
Risk Factors/   -- Dyslipidemia    -  Estrogen       - Ligand    Exploit cardio
endothelial        expertise          receptor                   protective
dysfunction/     - LIPITOR fran-      expertise                  effects of
chronic CAD        chise            - SERMs                      estrogens/statins
                   (combinations)   - PREMARIN
                 - CI-1027            family
                   HDL elevator
                 - Avasimibe
Thrombosis/     - Factor Xa         - PSGL-1 (P-      - Berlex/   Establish
acute             inhibitors          selectin)         Schering  strong
coronary          (oral and         - ENBREL          AG          acute CAD
syndrome          IV) Factor VIIa   - Cordorone                   presence
                  inhibitors          follow-
                - Adeno               on
                  VEGF/BIOBypass
CHF             - ACCUPRIL          - ENBREL          - Yama-     Build robust
                  franchise         - V2 antagonist     nouchi    CHF
                - Conivaptan                                      pipeline
                  (VI/V2
                  antagonist)
                - Endothelin
                  antagonist





ADDITIONAL OPPORTUNITIES FOR UPSIDE SYNERGIES
                                                                      EXAMPLES
  [graphic containing the following information:]


Women's health   Diabetes          Immunology/     Vaccines
                                   inflammation
--Estrogen       --Complementary    --MMPIs         --New vaccine    Upside in
  modulation       treatment of      - W-L/          applications    several
  - W-L/           NIDDM               Agouron       - Oncology      additional
    Ligand         - 3rd               expertise     - Anti-         areas
    collabora-       generation      - AHP/Immu-       infectives
    tion (3rd        glitazone CI-     nex           - Athero-
    generation       1037              expertise       sclerosis
    SERM)          - PTP               in inflam-      (chlamydia)
  - AHP              Phsphatase        mation        - Basic research
    experience       inhibitor         (patented       in adjuvants
    with           - Zenarestat /      class of
    SERMs            Minalrestat       MMPs)
    /ER-beta                       --RAPAMUNE
                                   --ENBREL
                                   --Anti IL-12
                                   --VLA 4
                                     inhibitor
                                     (VLO-279)




OTHER KEY AREAS OF PARTICIPATION                                      EXAMPLES

  [graphic containing the following information:]


Ophthalmology    Gastrointestinal Tissue repair    Hematology
--W-L (AG-       --AHP            --AHP (rh BMP-   --AHP             Presence in
  3340)            - Protonix,      2)               - REFACTO       several other
  - Age-related      Zoton          - Tendon         - BENEFIX       key
    mascular         (proton          repair           (hemophilia   therapeutic
    degenera-        pump           - Articular        B)            areas
    tion             inhibitors)      cartilage      - REFACTO+
  - Diabetic     --W-L                repair
    retinopathy    - PD-183927      - Spine
                     (anti-         - Ortho trauma
                     diarrheal)     - Oral
                   - PD-254320        maxillo-
                     (gastric         facial
                     lipase)






IMPACT OF VALUE CREATION LEVERS

  [graphic containing the following information:]


Highly                              Broadest technology     - Novel innovation
complementary                       platforms/capabilities    opportunities
activity in at                      in industry               given
least 4                                                       complementary
key therapeutic      Focused and                              platforms
areas                empowering                             - Greater
                     management                               development
                     philosophy                               efficiency
                                                            - Higher commercial
                                                              value of products
                                                            - Access to broad
                                    Deep presence in          web of discovery/
                                    innovative                development
World-class                         biopharmaceuticals        houses
partnerships                                                - Fundamentally
/collaborations                                               higher NCE output






R&D EXPENDITURES AND PIPELINE

  [table containing the following information:]


                          1998 R&D   Number of products in Pipeline
Rank        Corporation   Spend      Total     Ph. II     PH. III    Pre-Mkt
1           Aventis        2,529      171        27         13           12
2           Novartis       1,922      110        23         15            4
3           Glaxo          2,011      151        17          9            6
            Wellcome
4           AstraZeneca    2,022       98        23          4            4
5           Merck          1,821      128        11          5            2
6           BMS            1,340       91        14          8            7
7           Pfizer         2,000       85        13          6            4
8           J&J            1,350       70        12         12            7
9           Roche          2,020      124        22         17            3
10          American       1,393      159        20         11            7
            Home
            Products
15          Warner-          910*     120        17          5            1
            Lambert

* Excludes Agouron
Source:  IMS 1998 Review

PHARMACEUTICALS:  NEAR-TERM PIPELINE                           *Warner-Lambert
                                                                          +AHP
  [chart containing the following information:]

ESTIMATED LAUNCH DATES

        1999                   2000                    2001                   2002
femhrt* - HRT for       Lipitor* (Japan)-      Pregabalin* -           Zenarestat*
osteoporosis            HMG  CoA reductase     Gabapentanoid/anti-     - aldose
$100-200                inhibitor for          convulsant for          reductase
million                 cholesterol            neuropathic pain,       inhibitor for
                        reduction              epilepsy (2002),        diagetic neuropathy
                        $800-1,000 million     and                     $400-500 million
                                               anxiety disorders
                                               (2000) $1,000-2,000
                                               million

Refacto+ advanced       Relpax* Migraine       AG-3340*- MMPI for      Igmesine* - anti-
recombinant Factor      therapy                prostate and non-       depressant $500-800
VIII formulation        (co-promotion          small-cell lung         million
for                     with Pfizer) $300-     cancer
hemophilia $300-800     1,000 million)         $800-1,000 million
million
Sonata+ - for           Trimegestone+ - new    AG-1549* - nnRTI        Remune* - immuno-
insomnia                progestin $400-500     for                     therapy for
$400-600 million        million                HIV/AIDS $250-300       HIV/AIDS
                                               million                 $500-700 million
Rapamune+ - immuno-     Protonix+ - proton     Flu-Mist+ -             AG-7088* -
suppressant for         pump inhibitor for     vaccine for             rhinovirus
organ                   ulcers $250-500        influenza $450-600      (nasal) $500-1,000
transplants $900+       million                million                 million
million
Meningitec+ - for       Prevnar+ - vaccine     CMA-676+ -              Conivaptan* -
immunization            for                    cytotoxic               vasopressin
against                 7 most common          immunoconjugate for     antagonist
meningitis $200         strains                AML $100-200            $200-500 million
million                 of pneumococci         million
                        $500-
                        1,000 million
                                               Recombinant Human       CCI-779+
                                               Bone Morphogenic        Cytostatic
                                               Protein 2+ - for        for solid tumors
                                               bone repair $500-       $200-300 million
                                               1,000 million
                                                                       Low-dose PremPro+ -
                                                                       Osteoporosis/
                                                                       menopause $300-600
                                                                       million

Approved/Approvable

Note:  Figures are peak year sales estimates from analyst reports




                        THE AMERICANWARNER COMBINATION:
                  LEADERSHIP GROWTH RATES WITH FURTHER UPSIDE
$ Billions

                 [table containing the following information:]


                                                                      CAGR
                                                                   (1999-2002)
                   1999E        2000E         2001E       2002E      Percent
               ------------- ------------ ------------- --------- ------------
Revenue          $26.3 bn      $29.7 bn     $32.8 bn    $36.1 bn      11%
- Pharma           17.2          19.7         22.0        24.5        13%
- Consumer          4.4          4.9           5.3         5.7         9%
Net income          3.9          4.8           5.7         6.8        20%
EPS                1.48          1.79         2.15        2.55        20%
20% net income growth with $1.2 billion   A 1% increase in Pharma and Consumer
in cost synergies                         revenues will increase net income
                                          growth rate by approx. 1%


REVENUE SYNERGY DRIVERS - TOP MARKET PRESENCE


    -- High profile sales identities (e.g., Wyeth-Ayerst, Lederle, Genetics Institute, Immunex, Parke-Davis, Warner-Lambert, Sankyo-Parke Davis, Agouron)

    --  Combined global sales force of ~ 14,500

    --  Combined U.S. sales force of ~ 6,500


        Significant upside from complementary capabilities


AMERICANWARNER REVENUE SYNERGY UPSIDES


2000
 --LIPITOR (Japan) - Faster launch; 2 distribution channels

 --ACCUPRIL - Increased sales force to drive sales
 --SONATA - Increased sales force to drive sales
 --EFFEXOR - Increased sales force to drive sales
 --PROTONIX - Launch U.S.


2001
--Pregabalin broad launch
  - Epilepsy
  - Pain
  - Psychiatry
--AG-3340 (Prinomastat) - broader and deeper oncology launch
--Gabapentin generic through AHP


2002
--Zenarestat launch
--Igmesine launch


                          ILLUSTRATIVE VALUE CREATION

                 [table containing the following information:]


NEAR TERM
($200 million in 2000E Cost Synergies)


                                       Market Capitalization
                     ---------------------------------------------------------
                                                                AmericanWarner
                                                                 illustrative
                              American    Warner-    American       value
                     2000 P/E   Home      Lambert     Warner      creation
                     ------- ---------- ----------- ----------- --------------
Pre-WSJ Article       29.6x     $67         $69        $136           NA
Day of WSJ Article    32.3x      74          75         149          $13
2000 P/E Range        33.0x                            $157          $21
                      35.0                              166           30
                      37.0                              176           40
                      39.0                              185           49




LONG TERM
($1.2 billion in 2002E Cost Synergies)



                                       Market Capitalization
                     ---------------------------------------------------------
                                                                 AmericanWarner
                                                                  illustrative
                              American     Warner-    American      value
                     2000 P/E   Home       Lambert     Warner      creation
                     ------- ----------   ---------- ----------- -------------
Pre-WSJ Article       29.6x     $67          $69        $136          NA
Day of WSJ Article    33.0x                             $226          $90
2000 P/E Range        35.0                               240          104
                      37.0                               254          118
                      39.0                               268          132



            AMERICANWARNER WOULD COMMAND A STRONG MARKET  PRESENCE


--#1 company in pharmaceutical sales

   -Diversified product portfolio (i.e., less dependence on LIPITOR)

   -Full late-stage and early-stage pipeline

   -Superior technology platforms including vaccines, recombinant proteins, hormone therapeutics and gene therapy

   -Broad therapeutic area presence (e.g., women's health, cardiovascular, oncology, inflammation, CNS)

--#1 company in OTC sales

   -Category leadership (e.g., nutritionals, cough/cold)

   -Enhanced global reach